AMENDMENT ONE TO THE

UHS HOLDCO, INC. SECURITYHOLDERS AGREEMENT

This is Amendment One (the “Amendment”) to the Securityholders Agreement by and among (i) UHS Holdco, Inc., a Delaware corporation (the “Company”), (ii) IPC/UHS, L.P. (f/k/a BSMB/UHS, L.P.), a Delaware limited partnership and IPC/UHS Co-Investment Partners, L.P. (f/k/a BSMB/UHS Co-Investment Partners, L.P.), a Delaware limited partnership, (iii) Gary D. Blackford and Kathy Blackford (collectively, “Blackford”) and (iv) the Other Holders, originally effective May 31, 2007  (the “Agreement”).  This Amendment is effective as of March 26, 2015.    Capitalized terms used in this Amendment have the same meaning ascribed to them in the Agreement, unless otherwise indicated.

1.	Preamble. The Preamble of the Agreement is hereby deleted in its entirety and replaced with the following language:

“THIS SECURITYHOLDERS AGREEMENT (the “Agreement”) is made as of May 31, 2007 by and among by and among (i) UHS Holdco, Inc., a Delaware corporation (the “Company”), (ii) IPC/UHS, L.P., a Delaware limited partnership (“IPC/UHS”) and IPC/UHS Co-Investment Partners, L.P., a Delaware limited partnership (“IPC Co-Investment” and, together with IPC/UHS, “IPC”), (iii) Gary D. Blackford and Kathy Blackford (collectively, “Blackford”) and (iv) each of the other Persons whose names appear on the Schedule of Investors attached hereto (the “Schedule of Investors”), as amended from time to time in accordance with the terms hereof (the “Other Holders”), and each Person who after the date hereof acquires Common Stock and Common Stock Equivalents and agrees to be bound by this Agreement by executing a joinder to this Agreement substantially in the same form of Exhibit A hereto.  Capitalized terms used hierein are defined in Section 12.

WHEREAS, IPC has acquired the shares of Common Stock set forth opposite its name on the Schedule of Investors;

WHEREAS, each of Blackford and the Other Holders has acquired the shares of Common Stock set forth opposite its, his or her name on the Schedule of Investors;

WHEREAS, the Company and the Securityholders desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Company’s Board of Directors (the “Board”), (ii) assuring continuity in the management and ownership of the Company and (iii) limiting the manner and terms by which the Securityholder Shares may be Transferred.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:”

2.	Irving Place Capital. The Agreement is hereby amended to add the following language to Section 12:

“Irving Place Capital” means, collectively, Irving Place Capital Management, L.P. or its affiliates, successors or assigns.

3.

Bear Stearns.    The Agreement is hereby amended to delete the definition for “Bear Stearns” in Section 12.  Further, the Agreement is hereby amended to replace the term “Bear Stearns” with the term “Irving Place Capital” each place such term appears in the Agreement.

4.	IPC. The Agreement is hereby amended to add the following language to Section 12:

“IPC” has the meaning set forth in the preamble hereto.

5.

BSMB.    The Agreement is hereby amended to delete the definition for “BSMB” in Section 12.  Further, the Agreement is hereby amended to replace the term “BSMB” with the term “IPC” each place such term appears in the Agreement.

6.	IPC Co-Investment. The Agreement is hereby amended to add the following language to Section 12:

“IPC Co-Investment” has the meaning set forth in the preamble hereto.

7.	BSMB Co-Investment. The Agreement is hereby amended to replace the word “BSMB Co-Investment” with the word “IPC Co-Investment” each place such word appears in the Agreement.

8.	IPC Directors. The Agreement is hereby amended to add the following language to Section 12:

“IPC Directors” has the meaning set forth in Section 1(a).

9.	BSMB Directors. The Agreement is hereby amended to replace the word “BSMB Directors” with the word “IPC Directors” each place such word appears in the Agreement.

10.	IPC Group. The Agreement is hereby amended to add the following language to Section 12:

“IPC Group”  means (a) IPC, (b) Irving Place Capital, (c) any investment fund sponsored by Irving Place Capital, (d) any investment fund managed by employees of Irving Place Capital, (e) the general partner or manager of any investment fund described in clause (c) or (d) above, and (f) each of the partners, members or equityholders of any Person described in clause (c), (d) or (e) above (each on a pro rata basis).

11.	BSMB Group. The Agreement is hereby amended to replace the word “BSMB Group” with the word “IPC Group” each place such word appears in the Agreement.

12.	IPC Investor. The Agreement is hereby amended to add the following language to Section 12:

“IPC Investor” means any of IPC or any of its Permitted Transferees.

13.	BSMB Investor. The Agreement is hereby amended to replace the word “BSMB Investor” with the word “IPC Investor” each place such word appears in the Agreement.

14.	IPC Majority Holders. The Agreement is hereby amended to add the following language to Section 12:

“IPC Majority Holders” means the holders of at least a majority of the Common Stock and Common Stock Equivalents included in the IPC Shares.

15.	BSMB Majority Holders. The Agreement is hereby amended to replace the word “BSMB Majority Holders” with the word “IPC Majority Holders” each place such word appears in the Agreement.

16.	IPC Requesting Holders. The Agreement is hereby amended to add the following language to Section 12:

“IPC Requesting Holders” means the IPC Majority Holders requesting registration of Registrable Securities pursuant to Section 5A(a).

17.	BSMB Requesting Holders. The Agreement is hereby amended to replace the word “BSMB Requesting Holders” with the word “IPC Requesting Holders” each place such word appears in the Agreement.

18.	IPC Shares. The Agreement is hereby amended to add the following language to Section 12:

“IPC Shares” means all Securityholder Shares issued or issuable by any IPC Investor, whether upon exercise of any Common Stock Equivalents, preemptive rights or otherwise.

19.	BSMB Shares. The Agreement is hereby amended to replace the word “BSMB Shares” with the word “IPC Shares” each place such word appears in the Agreement.

All other terms and conditions of the Agreement remain unchanged.  To the extent that there is any conflict between this Amendment and the Agreement, this Amendment will control.

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[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the 20th day of March, 2015.

_____________________________ _________________________________ _________________________________
UHS Holdco, Inc. Signature /s/ James Pekarek James Pekarek (print name) Title: CFO Date: March 20, 2015

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the 27th day of March, 2015.

Irving Place Capital Partners III, L.P.,

_____________________________

_________________________________

_________________________________

Irving Place Capital Partners III, L.P.,

_____________________________

_________________________________

_________________________________

IPC/UHS, L.P.

By: IPC III GP, LLC, its General Partner

By: Irving Place Capital Partners III, L.P.,

      its Member

By: IPC Advisors III, L.P., its General Partner

By: JDH Management LLC, its General Partner

Signature /s/ Eve Mongiardo

Eve Mongiardo

(print name)

Title Chief Operating Officer & Partner

Date March 27, 2015

IPC/UHS CO-INVESTMENT PARTNERS, L.P.

By: IPC III GP, LLC, its General Partner

By: Irving Place Capital Partners III, L.P.,

      its Member

By: IPC Advisors III, L.P., its General Partner

By: JDH Management LLC, its General Partner

Signature /s/ Eve Mongiardo

Eve Mongiardo

(print name)

Title Chief Operating Officer & Partner

Date March 27, 2015